UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: September 3, 2013

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On September 3, 2013, National CineMedia, Inc. (the “Company”) and National CineMedia, LLC (“NCM LLC”), entered into an underwriting agreement (the “Underwriting Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, in connection with the offer and sale by Regal Cinemas, Inc. (the “Selling Stockholder”), of an aggregate 2,000,000 shares of the Company’s common stock (the “Common Stock”) in a registered public offering. The Selling Stockholder also has granted the underwriter an option for 30 days to purchase up to 300,000 additional shares of Common Stock to cover overallotments, if any. The offering is scheduled to close on September 9, 2013, subject to specified closing conditions.

The brief description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1.

LLC Agreement Amendment

On September 3, 2013, NCM LLC entered into a Third Amendment to the Third Amended and Restated Limited Liability Company Operating Agreement by and among NCM LLC, American Multi-Cinema, Inc., AMC ShowPlace Theatres, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC, Regal Cinemas, Inc. and the Company (as so amended, “NCM LLC Operating Agreement”). The amendment shortens the period required to provide written notice should a Founding Member desire to exercise its option to redeem common membership units.

The brief description of the NCM LLC Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the NCM LLC Operating Agreement, which is attached hereto as Exhibit 10.1.3.

Item 3.02	Unregistered Sales of Equity Securities

The Company’s Amended and Restated Certificate of Incorporation and the Third Amended and Restated Limited Liability Company Operating Agreement, as amended, of NCM LLC provide a redemption right to the NCM LLC members to exchange common membership units of NCM LLC for shares of the Company’s Common Stock on a one-for-one basis, or at the Company’s option, a cash payment equal to the market price of one share of the Company’s Common Stock.

The Company received a Notice of Redemption from the Selling Stockholder, and the Company’s board of directors authorized the exchange of units for shares of Common Stock. In connection with delivering the Notice of Redemption, the Selling Stockholder will surrender common membership units to NCM LLC for cancellation and, immediately prior to closing, the Company will contribute shares of its Common Stock to NCM LLC in exchange for an amount of newly issued common units equal to the number of units surrendered by the Selling Stockholder. NCM LLC will distribute the shares of the Company’s Common Stock to the Selling Stockholder to complete the redemption immediately prior to the closing of the offering scheduled for September 9, 2013.

On September 5, 2013, the Company received notice from the underwriter exercising its option to purchase 300,000 additional shares of Common Stock to cover over-allotments related to the registered underwritten public offering by the Selling Stockholder.

The Company received a second Notice of Redemption from the Selling Stockholder for the additional 300,000 shares of Common Stock. The closing of the over-allotment option is also scheduled for September 9, 2013. Giving effect to the offering and over-allotment exercise, the ownership of the Company in NCM LLC will increase to 47.0%.

Item 8.01	Other Events

On September 3, 2013, the Company filed a preliminary prospectus supplement with the Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-176055) (the “Registration Statement”).

The proceeds from the sale or other disposition of the Common Stock are solely for the accounts of the Selling Stockholder. The Company will not receive any proceeds from any sale or other disposition of the Common Stock by the Selling Stockholder.

In connection with the offering of Common Stock described under Item 1.01 above, the Company is filing a legal opinion regarding the validity of the shares of Common Stock as Exhibit 5.1 hereto.

On September 3, 2013, the Company issued a press release announcing that one of its founding members, Regal Entertainment Group and its affiliates, intends to offer, subject to market and other conditions, an aggregate 2,000,000 shares of the Company’s common stock in a registered underwritten public offering and have granted the underwriters an option for 30 days to purchase up to 300,000 additional shares of the Company’s common stock to cover overallotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Ref.	Description

1.1	*	Underwriting Agreement dated as of September 3, 2013, by and among National CineMedia, Inc., National CineMedia, LLC, Regal Cinemas, Inc. and Merrill Lynch, Pierce, Fenner and Smith Incorporated.

3.1	(1)	Amended and Restated Certificate of Incorporation.

5.1	*	Opinion of Bryan Cave LLP

10.1	(2)	National CineMedia, LLC Third Amended and Restated Limited Liability Company Operating Agreement dated as of February 13, 2007, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc.

10.1.1	(3)	First Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of March 16, 2009, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc.

10.1.2	(4)	Second Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated August 6, 2010, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc.

10.1.3	*	Third Amendment to the Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated September 3, 2013, by and among American Multi-Cinema, Inc., AMC ShowPlace Theatres, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC, Regal Cinemas, Inc. and National CineMedia, Inc.

10.2	(5)	Registration Rights Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., American Multi-Cinema, Inc., Regal CineMedia Holdings, LLC and Cinemark Media, Inc.

23.1	*	Consent of Bryan Cave LLP (included in Exhibit 5.1)

99.1	*	Press Release of National CineMedia, Inc. dated September 3, 2013.

*	Filed herewith.
(1)	Incorporated by reference to Exhibit 4.1 from the Registrant’s Registration Statement on Form S-8 (File No. 333-140652) filed on February 13, 2007.
(2)	Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.
(3)	Incorporated by reference to Exhibit 10.1.1 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on August 7, 2009.

(4)	Incorporated by reference to Exhibit 10.1 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on August 10, 2010.
(5)	Incorporated by reference to Exhibit 10.11 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Company and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: September 9, 2013	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary

NATIONAL CINEMEDIA, LLC
	By:	National CineMedia, Inc., its manager

Dated: September 9, 2013	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary